Exhibit 10.12

COMMON STOCK PURCHASE WARRANT

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

EXERCISABLE UNTIL ON OR BEFORE SEPTEMBER 30, 2029, 5:00 P.M.,

NEW YORK TIME

Common Stock Purchase

Warrants

Mobiquity Technologies, Inc.

This warrant certificate (the “Warrant Certificate”) certifies that [•], or registered assigns, is the registered holder (the “Holder”) of these warrants to purchase, at any time until 5:00 P.M. New York time on September 30, 2029 (the “Expiration Date”), up to [•] fully-paid and non-assessable shares, subject to adjustment in accordance with Article 4 hereof (the “Warrant Shares”), of the common stock, par value $.0001 per share (the “Common Stock”), of Mobiquity Technologies, Inc., a New York corporation (the “Company”), subject to the terms and conditions set forth herein. The warrants represented by this Warrant Certificate and any warrants resulting from a transfer or subdivision of the warrants represented by this Warrant Certificate shall sometimes hereinafter be referred to, individually, as a “Warrant” and, collectively, as the “Warrants.”

The term “Warrant” or “Warrants” as used herein, shall include this Warrant, and any warrants delivered in substitution or exchange therefor as provided herein.

The term “Merger Agreement” as used herein means that certain Agreement and Plan of Merger, dated November 20, 2018, as amended on December 6, 2018, by and among Maker, the Original Maker, AVNG Acquisition Sub, LLC, Advangelists, LLC, and Deepankar Katyal, in his capacity as the representative of certain persons as set forth in the Merger Agreement.

The term “Trading Day” means a day on which the Common Stock is traded on a Trading Market.

The term “Trading Market” as used herein means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

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The term “VWAP” as used herein means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b)  if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of a share of Common Stock for such date (or the nearest preceding date) on the OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on the OTCQB or OTCQX and if prices for Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of Common Stock so reported, or (d) in all other cases, the fair market value of a share of the Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company, provided that if any of the Warrant is transferred and held by more than one (1) Holder, the independent appraiser shall be selected in good faith by the holders of a majority in interest of the Warrants then outstanding, which determination shall be final and binding on all Holders.

1.       Exercise of Warrants. This Warrant is initially exercisable to purchase Warrant Shares at the rate of one (1) Warrant Share at an initial exercise price of Twelve Cents ($0.12) per share, subject to adjustment as set forth in Article 4 hereof (the “Exercise Price”), payable in cash or by check to the order of the Company, or any combination of cash or check, unless the cashless exercise procedure specified below is specified in the applicable Election to Purchase (Note: The “Exercise Price” shall mean the Exercise Price or the adjusted exercise price, depending upon the context.) Upon surrender of this Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Warrant Shares purchased, at the Company's principal offices, the registered holder of the Warrant Certificate (the “Holder” or “Holders”) shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. The purchase rights represented by this Warrant Certificate are exercisable at the option of the Holder hereof, in whole or in part (but not as to fractional shares). In the case of the purchase of less than all the Warrant Shares purchasable under this Warrant Certificate, the Company shall cancel this Warrant Certificate upon its surrender and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Warrant Shares purchasable hereunder.

This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such securities as of the close of business on such date. As promptly as practicable on or after such date and in any event within five (5) business days after such date, the Company at its expense shall issue and deliver, to the person or persons entitled to receive them, certificates and/or instruments representing the Warrant Shares as to which the Holder has so exercised this Warrant in the name of the Holder or its designee. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of Warrant Shares for which this Warrant has not been exercised.

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At any time on or after the date hereof, and prior to the Expiration Date, this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Election to Purchase if such Election to Purchase is (1) both executed and delivered pursuant to Section 1 hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 1 hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(64) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) the VWAP on the Trading Day immediately preceding the date of the applicable Election to Purchase if such Election to Purchase is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 1 hereof or (iii) the VWAP on the date of the applicable Election to Purchase if the date of such Election to Purchase is a Trading Day and such Election to Purchase is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

The Company hereby represents and warrants that the Warrant Shares issuable upon the exercise of this Warrant, when issued, sold and delivered, will be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the recipient of the Warrant Shares).

2.       Issuance of Certificates. Upon the exercise of the Warrants, the issuance of certificates for the Warrant Shares purchased pursuant to such exercise shall be made forthwith without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Article 3 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

The Warrant Certificates and, upon exercise of the Warrants, the certificates representing the Warrant Shares shall be executed on behalf of the Company by the manual or facsimile signature of those officers required to sign such certificates under applicable law.

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This Warrant Certificate and, upon exercise of the Warrants, in part or in whole, certificates representing the Warrant Shares shall bear a legend substantially similar to the following:

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (“Act”), and may not be offered or sold except (i) pursuant to an effective registration statement under the Act, (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) upon the delivery by the holder to the Company of an opinion of counsel, reasonably satisfactory to counsel to the issuer, stating that an exemption from registration under such Act is available.

3.       Restriction on Transfer of Warrants and Warrant Shares. The Holder of this Warrant Certificate, by its acceptance thereof, represents and warrants to, and covenants and agrees with the Company that the Warrants and the Warrant Shares issuable upon exercise of the Warrants are being acquired for the Holder's own account as an investment and not with a view to the resale or distribution thereof and that the Warrants and the Warrant Shares are not registered under the Act or any state securities or blue sky laws and, therefore, may not be transferred unless such securities are either registered under the Act and any applicable state securities law or an exemption from such registration is available. In connection with any purchase of Warrant Shares the Holder agrees to execute any documents which may be reasonably required by counsel to the Company to comply with the provisions of the Act and applicable state securities laws.

4.       Adjustments of Exercise Price and Number of Warrant Shares.

4.1       Dividends and Distributions. If at any time prior to the Expiration Date, the Company shall pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, then upon such dividend or distribution, the Exercise Price in effect immediately prior to such dividend or distribution shall be reduced to a price determined by dividing an amount equal to the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution multiplied by the Exercise Price in effect immediately prior to such dividend or distribution, by the total number of shares of Common Stock outstanding immediately after such dividend or distribution. For purposes of any computation to be made in accordance with the provisions of this Section 4.1, the Common Stock issuable by way of dividend or distribution shall be deemed to have been issued immediately after the opening of business on the date following the date fixed for determination of shareholders entitled to receive such dividend or distribution. Upon each adjustment of the Exercise Price pursuant to the provisions of this Article 4.1, the number of Warrant Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full share of Common Stock by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

4.2       Subdivision and Combination. If at any time prior to the Expiration Date, the Company shall subdivide (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock subject to acquisition hereunder into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock subject to acquisition upon exercise of this Warrant will be proportionately increased. If the Company at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock subject to acquisition hereunder into a lesser number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of shares of Common Stock subject to acquisition upon exercise of this Warrant will be proportionately decreased.

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4.3       Reorganization, Merger or Sale of Assets If, at any time prior to the Expiration Date, there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or (iii) a sale or transfer of the Company’s properties and assets in, or substantially in, their entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor or corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares of Common Stock deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer. If the per-share consideration payable to the Holder for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company’s Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant. Notwithstanding the above, in the event the sale or merger of the Company is consummated by means of an all cash transaction whereby the Company’s Common Stock will cease to be outstanding, this Warrant must be exercised prior to the close of such transaction or it will be cashed out for the consideration paid to holders of Common Stock in the transaction less the Exercise Price.

4.4       Notice of Adjustments. Upon any adjustment of the Exercise Price, then and in each such case the Company shall give notice thereof to the Holder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of Warrant Shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

4.5       Determination of Outstanding Shares. The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable upon the exercise of outstanding options, rights, warrants and upon the conversion or exchange of outstanding convertible or exchangeable securities.

5.       Exchange and Replacement of Warrant Certificates. This Warrant Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu thereof.

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6.       Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock.

7.       Reservation of Shares. The Company covenants and agrees that it will at all times reserve and keep available out of its authorized share capital, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as shall be equal to the number of Warrant Shares issuable upon the exercise of the Warrants, for issuance upon such exercise, and that, upon exercise of the Warrants and payment of the Exercise Price therefor, all Warrant Shares issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to the preemptive rights of any shareholder.

8.       Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

(a)       the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise then out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

(b)       the Company shall offer to all the holders of its Common Stock any additional shares of Common Stock or other shares of capital stock of the Company or securities convertible into or exchangeable for shares of Common Stock or other shares of capital stock of the Company, or any option, right or warrant to subscribe therefor;

(c)       a dissolution, liquidation or winding up of the Company or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; or

(d)       the Company or an affiliate of the Company shall propose to issue any rights to subscribe for shares of Common Stock or any other securities of the Company or of such affiliate to all the stockholders of the Company;

then, in any one or more of said events, the Company shall give written notice of such event at least twenty (20) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or the issuance of any convertible or exchangeable securities or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

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9. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

(a)       If to a registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

(b)       If to the Company, to the address set forth in Article 1 of this Agreement or to such other address as the Company may designate by notice to the Holders.

10. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

11. Governing Law.

11.1        Choice of Law. This Agreement shall be deemed to have been made and delivered in the State of New York and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York.

11.2        Jurisdiction and Service of Process. The Company and the Holder each (a) agrees that any legal suit, action or proceeding arising out of or relating to this Warrant Certificate shall be instituted exclusively in the Supreme Court of New York, New York, New York, or in the United States District Court for the Southern District of New York, New York (b) waives any objection which the Company or such Holder may have now or hereafter based upon forum non conveniens or to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of the Supreme Court of New York, New York, New York, or in the United States District Court for the Southern District of New York, New York in any such suit, action or proceeding. The Company and the Holder each further agrees (a) to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Supreme Court of New York, New York, New York, or in the United States District Court for the Southern District of New York, New York and (b) agrees that service of process upon the Company or the Holder mailed by certified mail to their respective addresses shall be deemed in every respect effective service of process upon the Company or the Holder, as the case may be, in any suit, action or proceeding. FURTHER, BOTH THE COMPANY AND HOLDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION TO ENFORCE THE TERMS OF THIS WARRANT CERTIFICATE AND IN CONNECTION WITH ANY DEFENSE, COUNTERCLAIM OR CROSS-CLAIM ASSERTED IN ANY SUCH ACTION.

[Rest of page intentionally left blank. Signature page follows.]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of the __ day of ____, 2019.

MOBIQUITY TECHNOLOGIES, INC.

By: /s/ Dean L. Julia
Dean L. Julia, Chief Executive Officer

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[FORM OF ELECTION TO PURCHASE]

The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

___________________________________________, whose address is _____________________________________ _____________________________________, and that such certificate be delivered to ___________________, whose address is ____________________ ___________________________.

Dated: ______________________	Signature: _____________________________
(Signature must conform in all respects to
name of holder as specified on the face of
the Warrant Certificate.)

_________________________________

_________________________________

(Insert Social Security or Other

Identifying Number of Holder)

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ASSIGNMENT FORM

The undersigned, being the true and lawful owner of Holder Warrants to purchase shares of Common Stock of Mobiquity Technologies, Inc. hereby assigns and transfers unto:

Name:	____________________________________
(Please typewrite or print in block letters)

Address:	____________________________________
____________________________________
____________________________________

Social Security Number/ Federal ID: ____________________________________

the right to purchase Common Stock of _____________ represented by this Warrant to the extent of shares of Common Stock as to which such right is exercisable and does hereby irrevocably constitute and appoint __________________________ ___________________ Attorney, to transfer the same on the books of Mobiquity Technologies, Inc. with full power of substitution in the premises.

Dated: ___________________

____________________________________
Name of Registered Holder

____________________________________
Signature

____________________________________
Signature, if held jointly

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